March 2, 2001


Dear Fellow Shareholders,

We are pleased to present the semi-annual report of the Dobson Covered Call Fund
(DCCF) as of January 31, 2001. For the reported six-month period your Fund had a total return of 1.10% while the S&P 500 Index declined -3.93%. From inception through January 31, 2001, your Fund had a total return of 6.73% vs. 5.60% for the S&P 500 Index. Your Fund's standard deviation or risk level based on monthly returns was 2.94 vs. 4.42 for the S&P 500 Index. Using quarterly returns those numbers would be 2.55 and 6.07, respectively. Standard deviation is a statistical term that refers to the measurement of volatility and is a computational method of measuring the divergence of returns around the average return. Statistically, the lower the standard deviation number the less volatile returns have been over a defined time period.

                                                DCCF             S&P 500 Index
                                               ------           ---------------
Standard Deviation (volatility level)
Comparison (04/01/99 through 01/31/01)          2.94                  4.42
--------------------------------------

6-Month Actual Return
For the Period Ending 01/31/01                  1.10%                -3.93%
------------------------------

Average Annual Total Return
For the Period Ending 01/31/01
------------------------------
Since Inception (03/24/99)                      6.73%                 5.60%
One Year                                        4.12%                -0.86%


                Comparison of the change in value of a $10,000 investment
             in the Dobson Covered Call Fund and the unmanaged S&P 500 Index

                                [OBJECT OMITTED]


                        DCCF $11,289     S&P 500 Index $11,068

03/24/99                  $10,000               $10,000
03/31/99                   10,390                10,195
04/30/99                   10,700                10,589
05/31/99                   10,610                10,340
06/30/99                   10,960                10,913
07/31/99                   10,780                10,573
08/31/99                   10,890                10,520
09/30/99                   10,630                10,232
10/31/99                   11,040                10,879
11/30/99                   11,140                11,101
12/31/99                   11,104                11,754
01/31/00                   10,843                11,163
02/29/00                   10,330                10,952
03/31/00                   11,167                12,023
04/30/00                   11,355                11,662
05/31/00                   11,345                11,422
06/30/00                   11,261                11,704
07/31/00                   11,167                11,521
08/31/00                   11,628                12,236
09/30/00                   11,366                11,590
10/31/00                   11,418                11,541
11/30/00                   11,021                10,632
12/31/00                   11,148                10,684
01/31/01                   11,289                11,068


This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 24,1999 (inception of the Fund) and held through January 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends and are not annualized. The performance of the Fund is computed on a total return basis which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.


The past six months, as you know, has seen a decline in the overall equity market, particularly the NASDAQ with its heavy weighting in the technology sector. As of December 31, 2000 technology represented just over 21% of the S&P 500 Index compared with over 30% six months previously.



                        VOLATILITY (RISK) COMPARISON

                              [OBJECT OMITTED]

                  DCCF - 2.94            S & P 500 Index - 4.42

           Standard deviation is calculated using monthly returns beginning in April 1999 through January 2001.



During this period, despite the decline in the market and particularly the technology sector, your Fund outperformed the S&P 500 Index. There are two main reasons for this. The first was that option premium levels during this period of high volatility were also very high. The Fund's investment strategy of selling call options, especially overpriced call options, on stocks we own reduced the losses on our underlying stocks. In fact the premiums we received allowed us to have a positive return for the period. It should be noted, however, that market volatility and resultant option premiums would most likely vary from quarter to quarter. The second reason was the diversification of your Fund's underlying stock portfolio. Typically in any market rise or decline some sectors increase and others decrease. Rarely do all sectors rise or fall at the same time. Therefore maintaining a broadly diversified portfolio also tends to reduce risk. The combination of the above two factors enabled your Fund to outperform its benchmark index for the above reported periods.

Looking forward for the next six months and given the market decline in February we would anticipate a slight rise in the S&P 500 Index. We expect returns to be below historical market averages and well below the returns generated from 1995 to 1999. Market projections can never be guaranteed but we believe a covered call strategy should be part of one's overall asset allocation.

We welcome your comments and thank you for investing with us.

Sincerely,


Charles L. Dobson
Portfolio Manager


Shares of the Dobson Covered Call Fund are distributed by Unified Financial Securities, Inc.

Dobson Covered Call Fund
Schedule of Investments - July 31, 2000 (Unaudited)
Common Stocks - 94.3%                                                        Shares                         Value

Aircraft - 3.7%
Boeing Co. (a)                                                                    1,000                  $      58,500
                                                                                                      -----------------

Beverages - 3.7%
Coca-Cola Co. (a)                                                                 1,000                         58,000
                                                                                                      -----------------

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 2.8%
Heinz (H.J.) Co. (a)                                                              1,000                         43,790
                                                                                                      -----------------

Computer Communications Equipment - 4.8%
Cisco Systems, Inc. (a) (b)                                                       2,000                         74,875
                                                                                                      -----------------

Construction Machinery & Equipment - 2.8%
Caterpillar, Inc. (a)                                                             1,000                         44,220
                                                                                                      -----------------

Cutlery, Handtools & General Hardware - 2.0%
Gillette Co. (a)                                                                  1,000                         31,620
                                                                                                      -----------------

Electric Services - 4.7%
Duke Energy Corp.                                                                 2,000                         73,140
                                                                                                      -----------------

Electronic Computers - 1.7%
Dell Computer Corp. (a) (b)                                                       1,000                         26,125
                                                                                                      -----------------

Motor Vehicle Parts & Accessories - 3.0%
Honeywell International, Inc. (a)                                                 1,000                         47,250
                                                                                                      -----------------

Motor Vehicles & Passenger Car Bodies - 1.8%
Ford Motor Co. (a)                                                                1,000                         28,190
                                                                                                      -----------------

National Commercial Banks - 11.5%
Bank of America Corp. (a)                                                         1,000                         53,820
Citigroup, Inc. (a)                                                               1,333                         74,608
Wells Fargo & Co. (a)                                                             1,000                         51,510
                                                                                                      -----------------
                                                                                                               179,938
                                                                                                      -----------------
Oil, Gas Field Services - 4.9%
Schlumberger Ltd. (a)                                                             1,000                         76,800
                                                                                                      -----------------

Paper Mills - 2.5%
International Paper Co. (a)                                                       1,000                         38,650
                                                                                                      -----------------

Petroleum Refining - 3.9%
Royal Dutch Petroleum Co. (a) (d)                                                 1,000                         60,350
                                                                                                      -----------------

Pharmaceutical Preparations - 10.9%
American Home Products Corp. (a)                                                  1,000                         59,100
Bristol-Myers Squibb Co. (a)                                                      1,000                         61,890
Schering-Plough Corp. (a)                                                         1,000                         50,400
                                                                                                      -----------------
                                                                                                               171,390
                                                                                                      -----------------
Dobson Covered Call Fund
Schedule of Investments  - July 31, 2000 (Unaudited) - cont.

Common Stocks - 94.3% - cont.                                                Shares                         Value

Photographic Equipment & Supplies - 2.8%
Eastman Kodak Co. (a)                                                             1,000                  $      43,620
                                                                                                      -----------------

Retail - Eating Places - 1.9%
McDonald's Corp. (a)                                                              1,000                         29,350
                                                                                                      -----------------

Retail - Lumber & Other Building Materials Dealers - 3.1%
Home Depot, Inc. (a)                                                              1,000                         48,200
                                                                                                      -----------------

Retail - Variety Stores - 3.6%
Wal-Mart Stores, Inc. (a)                                                         1,000                         56,800
                                                                                                      -----------------

Security Brokers, Dealers & Flotation Companies - 1.7%
Charles Schwab Corp. (a)                                                          1,000                         26,410
                                                                                                      -----------------

Semiconductors & Related Devices - 2.4%
Intel Corp. (a)                                                                   1,000                         37,000
                                                                                                      -----------------

Services - Miscellaneous Amusement & Recreation - 1.9%
Walt Disney Co. (a)                                                               1,000                         30,450
                                                                                                      -----------------

Services - Prepackaged Software - 3.7%
Oracle Corp. (a) (b)                                                              2,000                         58,250
                                                                                                      -----------------

Telephone Communications (No Radio Telephone) - 8.5%
AT&T Corp. (a)                                                                    1,000                         23,990
BellSouth Corp. (a)                                                               1,000                         42,140
Lucent Technologies, Inc. (a)                                                     1,000                         18,600
SBC Communications, Inc. (a)                                                      1,000                         48,350
                                                                                                      -----------------
                                                                                                               133,080
                                                                                                      -----------------

TOTAL COMMON STOCKS (Cost $1,609,836)                                                                        1,475,998
                                                                                                      -----------------

                                                                            Principal
                                                                              Amount                        Value
Money Market Securities - 9.2%
Federated Prime Obligations Fund, 5.34% (c) (Cost $144,390)                     144,390                  $     144,390
                                                                                                      -----------------

TOTAL INVESTMENTS - 103.5% (Cost $1,754,226)                                                                 1,620,388
                                                                                                      -----------------
Liabilities in excess of other assets - (3.5)%                                                                 (54,646)
                                                                                                      -----------------
Total Net Assets - 100.0%                                                                                $   1,565,742
                                                                                                      =================

(a) Security is segregated as collateral for options written.
(b) Non-income producing
(c) Variable rate security; the coupon rate shown represents the rate at January 31, 2001.
(d) New York Registry

See accompanying notes which are an integral part of the financial statements.


Call Options Written January 31, 2001
                                                                                              Shares
                                                                                             Subject
Common Stocks / Expiration Date @ Exercise Price                                             to Call            Value

AT&T Corp. / April 2001 @ 25                                                                  1,000            $ 1,650
American Home Products Corp. / April 2001 @ 60                                                1,000              3,600
Bank of America Corp. / February 2001 @ 45                                                    1,000             10,100
BellSouth Corp. / March 2001 @ 45                                                             1,000                750
Boeing Co. / February 2001 @ 70                                                               1,000                100
Bristol-Myers Squibb Co. / March 2001 @ 70                                                    1,000                700
Caterpillar, Inc. / February 2001 @ 45                                                        1,000              1,000
Charles Schwab Corp. / March 2001 @ 30                                                        1,000                950
Cisco Systems, Inc. / February 2001 @ 55                                                      1,000                 62
Cisco Systems, Inc. / March  2001 @ 45                                                        1,000                938
Citigroup, Inc. / March 2001 @ 55                                                             1,300              4,290
Coca-Cola Co. / May 2001 @ 65                                                                 1,000              1,800
Dell Computer Corp. / February 2001 @ 30                                                      1,000                375
Eastman Kodak Co. / February 2001 @ 40                                                        1,000              3,100
Ford Motor Co. / March 2001 @ 25                                                              1,000              3,800
Gillette Co. / March 2001 @ 40                                                                1,000                150
Heinz (H.J.) Co. / March 2001 @ 45                                                            1,000              1,300
Home Depot, Inc. / February 2001 @ 45                                                         1,000              3,900
Honeywell International, Inc. / March 2001 @ 55                                               1,000                700
Intel Corp. / February 2001 @ 35                                                              1,000              3,125
International Paper Co. / April 2001 @ 40                                                     1,000              2,600
Lucent Technologies, Inc. / March 2001 @ 25                                                   1,000                300
McDonald's Corp. / March 2001 @ 35                                                            1,000                200
Oracle Corp. / February 2001 @ 35                                                             1,000                312
Oracle Corp. / March 2001 @ 35                                                                1,000              1,063
Royal Dutch Petroleum Co. / April 2001 @ 65                                                   1,000              1,250
SBC Communications, Inc. / April 2001 @ 55                                                    1,000              1,300
Schering-Plough Corp. / February 2001 @ 55                                                    1,000                250
Schlumberger Ltd. / May 2001 @ 80                                                             1,000              5,500
Wal-Mart Stores, Inc. / March 2001 @ 50                                                       1,000              8,000
Walt Disney Co. / April 2001 @ 35                                                             1,000                850
Wells Fargo & Co. / April 2001 @ 55                                                           1,000              1,850
                                                                                        ------------      -------------

Total (premiums received $69,354)                                                                             $ 65,865
                                                                                                          =============

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund                                                               January 31, 2001
Statement of Assets & Liabilities
(Unaudited)

Assets
Investment in securities (cost $1,754,226)                                                  $ 1,620,388
Dividends receivable                                                                              1,939
Interest receivable                                                                                 635
Prepaid registration                                                                              1,000
Receivable for Fund shares sold                                                                     150
Receivable for securities sold                                                                   26,406
Receivable from investment advisor
   for reimbursed expenses                                                                        3,681
                                                                                     -------------------
   Total assets                                                                               1,654,199
                                                                                     -------------------
Liabilities
Accrued distribution fee payable                                                                  2,322
Other payables and accrued expenses                                                               9,480
Payable for Fund shares redeemed                                                                  6,349
Payable for investments purchased                                                                 3,410
Payable to custodian bank                                                                         1,031
Covered call options written -
   (premiums received $69,354)                                                                   65,865
                                                                                     -------------------
   Total liabilities                                                                             88,457
                                                                                     -------------------

Net Assets                                                                                  $ 1,565,742
                                                                                     ===================

Net Assets consist of:
Paid in capital                                                                               1,699,658
Accumulated undistributed net investment income                                                 (20,826)
Accumulated undistributed net realized gain on investments                                       17,259
Net unrealized depreciation on investments                                                     (130,349)
                                                                                     -------------------

Net Assets, for 163,050 shares                                                              $ 1,565,742
                                                                                     ===================

Net Asset Value

Net Assets
Offering price and redemption price per share ($1,565,742 / 163,050)                             $ 9.60
                                                                                     ===================

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Statement of Operations for the
  six months ended January 31, 2001
(Unaudited)
Investment Income
Dividend income                                                                                 $ 12,111
Interest income                                                                                    3,842
                                                                                          ---------------
Total Income                                                                                      15,953
                                                                                          ---------------
Expenses
Investment advisory fees                                                                               0
Administration fees [Note 3]                                                                      15,000
Transfer agent fees [Note 3]                                                                       7,561
Pricing & bookkeeping fees [Note 3]                                                                4,800
Custodian fees                                                                                     3,821
Audit fees                                                                                         3,423
Registration fees                                                                                  2,390
Legal fees                                                                                         1,822
Shareholder reports                                                                                1,309
Trustees' fees                                                                                     1,062
Insurance expense                                                                                    180
Miscellaneous expense                                                                                250
                                                                                          ---------------
Total expenses before reimbursement                                                               41,618
Reimbursed expenses                                                                              (29,827)
                                                                                          ---------------
Total operating expenses                                                                          11,791
                                                                                          ---------------

Net Investment Income                                                                            $ 4,162
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                                                       (16,063)
Net realized gain on options transactions                                                         83,069
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                      (53,732)
                                                                                          ---------------
Net realized and unrealized gain on investment securities & options transactions                  13,274
                                                                                          ---------------

Net increase in net assets resulting from operations                                            $ 17,436
                                                                                          ===============

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Statement of Changes in Net Assets
                                                                                      For the
                                                                                 six months ended            For the
                                                                                 January 31, 2001          year ended
                                                                                    (Unaudited)           July 31, 2000
                                                                                --------------------   --------------------
Increase (Decrease) in Net Assets
Operations
Net investment income                                                                       $ 4,162                $ 4,631
Net realized gain (loss) on investment securities                                           (16,063)                88,905
Net realized gain on options transactions                                                    83,069                 64,001
Change in net unrealized appreciation (depreciation)                                        (53,732)              (105,243)
                                                                                --------------------   --------------------
Net increase in net assets resulting from operations                                         17,436                 52,294
                                                                                --------------------   --------------------
Distributions to Shareholders
From investment income                                                                      (29,199)                (1,730)
From net realized gain                                                                     (141,022)               (66,251)
                                                                                --------------------   --------------------
Total distributions                                                                        (170,221)               (67,981)
                                                                                --------------------   --------------------
Capital Share Transactions
Proceeds from shares sold                                                                    16,000                251,616
Reinvestment of distributions                                                               170,221                 67,981
Amount paid for shares repurchased                                                           (7,606)              (139,241)
                                                                                --------------------   --------------------
Net increase in net assets resulting
    from capital share transactions                                                         178,615                180,356
                                                                                --------------------   --------------------
Total Increase in Net Assets                                                                 25,830                164,669
                                                                                --------------------   --------------------

Net Assets
Beginning of period                                                                       1,539,912              1,375,243
                                                                                --------------------   --------------------
End of period [including accumulated undistributed net
   investment income (loss) of $(20,826) and $4,211, respectively]                      $ 1,565,742            $ 1,539,912
                                                                                ====================   ====================

Capital Share Transactions
Shares sold                                                                                   1,589                 24,319
Shares issued in reinvestment of distributions                                               17,909                  6,425
Shares repurchased                                                                             (790)               (13,957)
                                                                                --------------------   --------------------

Net increase from capital transactions                                                       18,708                 16,787
                                                                                ====================   ====================

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Financial Highlights
                                                       For the
                                                  six months ended               For the                 For the
                                                  January 31, 2001             year ended              period ended
                                                     (Unaudited)              July 31, 2000         July 31, 1999 (c)
                                                ----------------------    ----------------------   ---------------------
Selected Per Share Data
Net asset value, beginning of period                   $ 10.67                   $ 10.78                 $ 10.00
                                                ----------------------    ----------------------   ---------------------
Income from investment operations
   Net investment income                                  0.03                      0.03                    0.01
   Net realized and unrealized gain                       0.05                      0.35                    0.77
                                                ----------------------    ----------------------   ---------------------
Total from investment operations                          0.08                      0.38                    0.78
                                                ----------------------    ----------------------   ---------------------
Less distributions
   From net investment income                            (0.18)                    (0.01)                   0.00
   From net realized gain                                (0.97)                    (0.48)                   0.00
                                                ----------------------    ----------------------   ---------------------
Total distributions                                      (1.15)                    (0.49)                   0.00
                                                ----------------------    ----------------------   ---------------------
Net asset value, end of period                          $ 9.60                   $ 10.67                 $ 10.78
                                                ======================    ======================   =====================

Total Return                                              1.10%  (b)                3.59%                   7.80%  (b)

Ratios and Supplemental Data
Net assets, end of period (000's)                       $1,566                    $1,540                  $1,375
Ratio of expenses to average net assets                   1.50%  (a)                1.50%                   1.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                                   5.29%  (a)                5.47%                   9.77%  (a)
Ratio of net investment income to
   average net assets                                     0.53%  (a)                0.31%                   0.32%  (a)
Ratio of net investment income to
   average net assets before reimbursement               (3.27)% (a)               (3.66)%                 (7.95)% (a)
Portfolio turnover rate                                  13.02%  (a)               31.75%                  47.01%  (a)

(a)  Annualized
(b)  For a period of less than a full year, the total return is not annualized.
(c)  March 24, 1999 (commencement of operations) to July 31, 1999

See accompanying notes which are an integral part of the financial statements.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                                January 31, 2001
                                   (Unaudited)


NOTE 1.  ORGANIZATION

     Dobson Covered Call Fund (the "Fund") was organized as a series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is total return over the long-term. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.


                            Dobson Covered Call Fund
                          Notes to Financial Statements
                    January 31, 2001 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Dobson Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets, to the extent the management fee equals zero. The remaining portion of expenses will be reimbursed by the Advisor. For the six months ended January 31, 2001, the Advisor received fees of $0 from the Fund. For the six months ended January 31, 2001, the Advisor reimbursed expenses of $29,827. The director of the Advisor is also a shareholder of the Fund.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

     The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).

     The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million).


                            Dobson Covered Call Fund
                          Notes to Financial Statements
                    January 31, 2001 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective as of the same date, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and
Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. Effective December 10, 1999 the 12b-1 plan was inactivated and as such there were no payments made to the Distributor for the six months ended January 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.


NOTE 4.  INVESTMENTS

     For the six months ended January 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $182,990 and $98,194, respectively. As of January 31, 2001, the gross unrealized appreciation for all securities totaled $168,310 and the gross unrealized depreciation for all securities totaled $298,659 for a net unrealized depreciation of $130,349. The aggregate cost of securities for federal income tax purposes at January 31, 2001 was $1,754,226.


NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 6. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2001, Charles
L. Dobson, President of the Advisor, beneficially owned in aggregate more than 72% of the Fund.


                             Dobson Covered Call Fund
                          Notes to Financial Statements
                    January 31, 2001 (Unaudited) - continued


NOTE 7. CALL OPTIONS WRITTEN

     As of January 31, 2001, portfolio securities valued at $1,401,011 were held in escrow by the custodian as cover for call options written by the Fund.

     Transactions in options written during the year ended January 31, 2001 were as follows:

                                                          Number of         Premiums
                                                          Contracts         Received
 Options outstanding at July 31, 2000                         290           $66,545
 Options written                                              846           196,613
 Options written due to stock splits                           13                 0
 Options terminated in closing purchase transactions         (213)          (53,076)
 Options expired                                             (593)         (134,986)
 Options exercised                                            (20)           (5,742)
                                                             -----         ----------
 Options outstanding at January 31, 2001                      323           $69,354
                                                             =====         ==========